Exhibit 99.3

First Quarter 2013 Financial Results Supplement May 8, 2013

2 Table of contents

3 Quarterly net income and comprehensive income Line 5: Net impairment of available-for-sale (AFS) securities decreased from 4Q12 to 1Q13. 4Q12 net impairment expense included the impact of implementing a third-party model to project cash flow estimates on Freddie Mac’s single-family non-agency mortgage-related securities. Line 13: Income tax benefit decreased in 1Q13 primarily due to the release of tax reserves during 4Q12 as a result of a favorable resolution of tax matters with the Internal Revenue Service. Line 15: Total other comprehensive income increased in 1Q13 primarily due to the favorable impact of spread tightening on the fair value of the company’s non-agency available-for-sale securities.

4 Comprehensive income (loss) 1 1 Consists of the after-tax changes in: (a) the unrealized gains and losses on available-for-sale securities; (b) the effective portion of derivatives previously designated as cash flow hedges; and (c) defined benefit plans. A B C = A + B

5 Senior Preferred Stock Purchase Agreement with Treasury Senior preferred stock outstanding and held by Treasury remained $72.3 billion at March 31,
2013. 1 Dividend payments do not offset prior Treasury draws. Any future draws will increase the balance of senior preferred stock outstanding. Since entering conservatorship in September 2008, Freddie Mac has: Paid cumulative dividends to Treasury of $29.6 billion. Includes $5.8 billion dividend payment for first quarter 2013. Received cumulative draws of $71.3 billion from Treasury. No draws have been requested for the past four quarters; last draw was $19 million to eliminate first quarter 2012 net worth deficit. Freddie Mac’s net worth sweep dividend obligation to Treasury will be $7.0 billion in June 2013 based on net worth of $10.0 billion at March 31, 2013. The amount of remaining Treasury funding currently available to Freddie Mac under the Purchase
Agreement is $140.5 billion. Any future draws will reduce this amount. 1 Senior preferred stock outstanding of $72.3 billion at March 31, 2013 includes cumulative draws of $71.3 billion plus the initial liquidation preference of $1 billion. 5

6 Dividend Payment to Treasury Draw Request from Treasury 6 Treasury draw requests and dividend payments 1 2013 data as of March 31, 2013. 2 Annual amounts represent the total draws requested based on Freddie Mac’s quarterly net deficits for the periods presented. Draw requests are funded in the subsequent quarter (e.g., $19 million draw request for 1Q 2012 was funded in 2Q 2012). 3 Represents quarterly cash dividends paid by Freddie Mac to
Treasury during the periods presented. Through December 31, 2012, Treasury was entitled to receive cumulative quarterly cash dividends at the annual rate of 10% per year on the liquidation preference of the senior preferred stock. However, the fixed dividend rate was replaced with a net worth sweep dividend payment beginning in the first quarter of 2013. See the company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 for more information. $ Billions 3 2 1 1

7 Total equity (deficit) and Senior Preferred Stock activity 1 See the company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 for a description of the company’s dividend obligation to Treasury. 2 Includes the initial liquidation preference of Freddie Mac’s senior preferred stock of $1.0 billion.

8 Loan loss reserves 1 1 1 Includes amounts related to certain loans purchased under financial guarantees and reflected within other expenses on the company’s consolidated statements of comprehensive income. 2 Consists of the allowance for loan losses and the reserve for guarantee losses. 2

9 Deferred tax asset valuation allowance A deferred tax asset (DTA) is recorded on the company’s balance sheet and reflects future deductions against the company’s taxable income. The realization of these net DTAs depends on sufficient taxable income in future periods and the company’s intent and ability to hold available-for-sale (AFS) securities until the recovery of any temporary unrealized losses. Valuation allowances are recorded to reduce net DTAs when it is more likely than not that a tax benefit will not be realized. As of March 31, 2013, the company maintains a valuation allowance of $30.1 billion on its net
DTAs. The company determines whether a valuation allowance is necessary on its net DTAs considering objective and subjective evidence including, but not limited to, the following: Our consideration of evidence requires significant judgments, estimates, and assumptions about inherently uncertain matters. In recent periods, certain of the negative objective evidence has been improving and could become positive as early as the second quarter of 2013. Specifically, the company currently expects that we will no longer be in a three-year cumulative loss position. 9 Objective Evidence Subjective Evidence Its cumulative loss position for the past three years and estimated 2012 taxable income (loss), which is expected to be break-even Difficulty in predicting unsettled circumstances related to conservatorship Its significant tax net operating loss and low income housing tax credit carryforwards The likelihood of estimated taxable income for 2013 Its access to capital under the agreements associated with the conservatorship Management’s intent and ability to hold the company’s AFS securities until losses can be recovered The positive trend of the company’s financial results

10 Total accumulated other comprehensive income (loss)1 1 Total other comprehensive income (loss) represents the change in Total AOCI, net of taxes, on the company’s consolidated balance sheets.

11 Real estate owned1 Property Inventory 1Q 2013 Activity Geographic Distribution2 Based on Number of Properties in Inventory Historical Trend Ending
Property Inventory 1 Includes single-family and multifamily REO. Multifamily ending property inventory was 6 properties as of both December 31, 2012 and
March 31, 2013. 2 Region designation: West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA); Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI,
VT, VA, WV); Southeast (AL, FL, GA, KY, MS, NC, PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); and Southwest (AR, CO, KS,
LA, MO, NE, NM, OK, TX, WY). ((Number of Properties) In 1Q13, REO dispositions continued to exceed the volume of REO acquisitions. The volume of our single-family REO acquisitions in recent periods has been significantly affected by the length of the foreclosure process and a high volume of foreclosure alternatives, which result in fewer loans proceeding to foreclosure, and thus fewer properties transitioning to REO. The North Central region comprised 42 percent of our REO property inventory at March 31, 2013. This region generally has experienced more challenging economic conditions, and includes a number of states with longer foreclosure timelines due to the local laws and foreclosure process in the region. Seven of the nine states in the North Central region require a judicial foreclosure process. Foreclosures generally take longer to complete in states where judicial foreclosures (those conducted under the supervision of a court) are required than in states where non-judicial foreclosures are permitted.

12 Market liquidity provided Number of Families Freddie Mac Helped to Own or Rent a Home1 In Thousands Purchase and Issuance Volume2, 3 (Single-
Family and Multifamily) $ Billions 1 For the periods presented, a borrower may be counted more than once if the company purchased more than one loan
(purchase or refinance mortgage) relating to the same borrower. 2 Includes cash purchases of single-family and multifamily mortgage loans, issuances of
Freddie Mac mortgage-related securities through the company’s guarantor swap program, issuances of other guarantee commitments and purchases of non-
Freddie Mac mortgage-related securities. 3 In the first quarter of 2013, Freddie Mac made certain changes to more closely align the presentation of the company’s single-family and multifamily securitization activities. As a result, the purchase and issuance volumes for all prior periods have been revised to conform with the current period presentation. Number of Families Freddie Mac Helped to Own or Rent a Home 1 (In Thousands) Refinance borrowers
(includes HARP) Purchase borrowers Multifamily rental units Freddie Mac Purchase and Issuance Volume 2 Cumulative Totals Since 2009 9,594 $1.9
Trillion 6,660 1,613 1,321

13 Single-family refinance activity1 1 Consists of all single-family refinance mortgage loans that the company either purchased or guaranteed during the period, including those associated with other guarantee commitments and Other Guarantee Transactions. 2 Some loans have multiple borrowers, but the company has counted them as one borrower for this purpose. For the periods presented, a borrower may be counted more than once if the company purchased more than one refinance loan relating to the same borrower. 3 The relief refinance mortgage initiative is Freddie Mac’s implementation of the
Home Affordable Refinance Program (HARP). Under the program, the company allows eligible borrowers who have mortgages with high current LTV ratios to refinance their mortgages without obtaining new mortgage insurance in excess of what was already in place. HARP is targeted at borrowers with current
LTV ratios above 80%; however, Freddie Mac’s program also allows borrowers with LTV ratios at or below 80% to participate.

14 Repayment plans 14 Loan modifications Forbearance agreements Short sales and deed-in-lieu of foreclosure transactions Single-family loan workouts
Home Retention Actions 1 Foreclosure Alternatives 1 133 275 40 208 41 45 1 These categories are not mutually exclusive and a borrower in one category may also be included within another category in the same period. For the periods presented, borrowers helped through home retention actions in each period may subsequently lose their home through foreclosure or a short sale or deed-in-lieu transaction. 43 169 46

15 No change in terms Term extension Reduction of contractual interest rate, and in certain cases, term extension Rate reduction, term extension and principal forbearance 15 Single-family loan modifications 1 Includes completed loan modifications under HAMP and under the company’s other modification programs. Excludes those loan modification activities for which the borrower has started the required process, but the modification has not been made permanent or effective, such as loans in a modification trial period. 2 Principal forbearance is a change to a loan’s terms to designate a portion of the principal as non-interest bearing and non-amortizing. Single-family Loan Modifications (HAMP and non-HAMP) 1 14 2 65 170 109 15 21 20 70 21

16 Quarterly Percentages of Modified Single-Family Loans (HAMP and non-HAMP) 1 Performance of single-family modified loans 1 Represents the percentage of loans that are current and performing (no payment is 30 days or more past due) or have been paid in full. Excludes loans in modification trial periods. 2 Loan modifications are recognized as completed in the quarterly period in which the servicer has reported the modification as effective and the agreement has been accepted by the company. For loans that have been remodified (e.g., where a borrower has received a new modification after defaulting on the prior modification) the rates reflect the status of each modification separately. For example, in the case of a remodified loan where the borrower is performing, the previous modification would be presented as being in default in the applicable period.

17 The UPB of outstanding repurchase requests issued to our single-family seller/servicers based on breaches of representations and warranties declined from
$3.0 billion as of December 31, 2012 to $2.9 billion as of March 31, 2013.1 1 The amount the company expects to collect on outstanding requests is significantly less than the unpaid principal balance (UPB) of the loans subject to repurchase requests primarily because many of these requests are likely to be satisfied by reimbursement of the company’s realized credit losses by seller/servicers, or rescinded in the course of the contractual appeals process. Based on historical loss experience and the fact that many of these loans are covered by credit enhancements (e.g., mortgage insurance), Freddie Mac expects the actual credit losses experienced by the company should it fail to collect on these repurchase requests to also be less than the UPB of the loans. 2 Approximately $1.1 billion of the total amount of repurchase requests outstanding at March 31, 2013 were issued due to mortgage insurance rescission or mortgage insurance claim denial. 3
Repurchase requests outstanding more than four months include repurchase requests for which appeals were pending. 4 Requests collected are based on the
UPB of the loans associated with the repurchase request, which in many cases is more than the amount of payments received for reimbursement of losses for requests associated with foreclosed mortgage loans, negotiated settlements and other alternative remedies. 5 During the first quarter of 2013, repurchase requests related to $1.4 billion of UPB of loans were cancelled, primarily as a result of the servicer providing missing documentation or a successful appeal of the request. In addition, requests cancelled includes $6 million of other items that affect the UPB of the loan while the repurchase request is outstanding, such as a change in UPB due to payments made on the loan, as well as requests deemed uncollectible due to the insolvency or other failure of the counterparty.
Repurchase requests Trend in Repurchase Requests Outstanding 1Q 2013 Repurchase Request Activity 4 2 $ Billions 3 5

18 Administrative expenses Annual Administrative Expenses Quarterly Administrative Expenses

19 Mortgage-related investments portfolio ending balance Mortgage-related investments portfolio limit 19 Purchase Agreement portfolio limits Indebtedness
1, 3 ($ Billions) Mortgage Assets 1, 2 ($ Billions) 1 The company’s Purchase Agreement with Treasury limits the amount of mortgage assets the company can own and indebtedness it can incur. Under the Purchase Agreement, mortgage assets and indebtedness are calculated without giving effect to the January 1,
2010 change in the accounting guidance related to the transfer of financial assets and consolidation of variable interest entities (VIEs). See the company’s
Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 for more information. 2 Represents the unpaid principal balance (UPB) of the company’s mortgage-related investments portfolio. The company discloses its mortgage assets on this basis monthly in its Monthly Volume Summary reports, which are available on its Web site and in Current Reports on Form 8-K filed with the Securities and Exchange Commission (SEC). 3 Represents the par
value of the company’s unsecured short-term and long-term debt securities issued to third parties to fund its business activities. The company discloses its indebtedness on this basis monthly in its Monthly Volume Summary reports, which are available on its Web site and in Current Reports on Form 8-K filed with the SEC. 4 Limit under the Purchase Agreement, as amended on August 17, 2012. Indebtedness limit Total debt outstanding 4 4 4 4

20 Credit Supplement

21 1 National home prices use the Freddie Mac House Price Index for the U.S., which is a value-weighted average of the state indexes where the value weights are based on Freddie Mac’s single-family credit guarantee portfolio. Other indices of home prices may have different results, as they are determined using different pools of mortgage loans and calculated under different conventions than Freddie Mac’s. The Freddie Mac House Price Index for the U.S. is a non-
seasonally adjusted monthly series; quarterly growth rates are calculated as a 3-month change based on the final month of each quarter. Seasonal factors typically result in stronger house-price appreciation during the second and third quarters. Historical quarterly growth rates change as new data becomes available. Values for the most recent periods typically see the largest changes. Cumulative decline calculated as the percent change from June 2006 to March
2013. Source: Freddie Mac. 21 National home prices have experienced a cumulative decline of 22% since June 20061

22 Home Price Performance By State June 2006 to March 20131 -13% AL 0% AK ^ 0% -12 to -1% ^-23% -22 to -13% -8% AR -39% AZ -35% CA -4% CO
CT -24% DC 15% DE -20% -39% FL -28% GA -15% HI -2% IA -23% ID -28% IL -9% IN -3% KS KY -4% -3% LA -18% -26% -14% ME -28% MI -24%
MN -18% MO -10% MS -5% MT NC-12% 26% ND -3% NE NJ-27% -15% NM -52% NV -13% NY -20% OH 3% OK -23% OR -11% PA RI -30% -14%
SC 7% SD TN -9% 6% TX -10% UT -22% VA -9% VT -19% WA -20% WI 0% WV 0% WY -25% MA MD NH 22 1 The Freddie Mac House Price Index
for the U.S. is a value-weighted average of the state indexes where the value weights are based on Freddie Mac’s single-family credit guarantee portfolio.
Other indices of home prices may have different results, as they are determined using different pools of mortgage loans and calculated under different conventions. The Freddie Mac House Price Index for the U.S. is a non-seasonally adjusted monthly series. Source: Freddie Mac United States -22%

23 Home Price Performance By State March 2012 to March 20131 1% AL 2% AK > 6% 3 to 6% ^ -1% 0 to 2% -1% AR 16% AZ 17% CA 9% CO CT -2%
DC 11% DE—4% 15% FL 9% GA 5% HI 3% IA 12% ID 3% IL 3% IN 5% KS 2% KY 2% LA 5% 3% ME 16% MI 7% MN 2% MO 1% MS 6% MT 0%
NC 7% ND 3% NE NJ -2% 1% NM 22% NV 2% NY 0% OH 1% OK 8% OR 1% PA RI 1% 1% SC 7% SD TN 3% 3% TX 7% UT 0% VA 11% WA 1%
WI 4% WV 0% WY 1% -1% VT 4% NH MA MD United States 7% 1 The Freddie Mac House Price Index for the U.S. is a value-weighted average of the state indexes where the value weights are based on Freddie Mac’s single-family credit guarantee portfolio. Other indices of home prices may have different results, as they are determined using different pools of mortgage loans and calculated under different conventions. The Freddie Mac House Price Index for the
U.S. is a non-seasonally adjusted monthly series. Source: Freddie Mac 23

24 1 Source: National Delinquency Survey from the Mortgage Bankers Association. Categories represent first lien single-family loans. Data is not yet available for the first quarter of 2013. 2 See “MD&A—RISK MANAGEMENT—Credit Risk—Mortgage Credit Risk—Single-Family Mortgage Credit Risk—Credit
Performance—Delinquencies” in Freddie Mac’s Form 10-K for the year ended December 31, 2012, for information about the company’s reported delinquency rates. The single-family serious delinquency rate at March 31, 2013 was 3.03%. 1 1 1 21.70% 6.78% 4.34% 3.25% Single-family Serious
Delinquency Rates Mortgage market and Freddie Mac serious delinquency rates 2

25 84% Loan purpose of single-family credit guarantee portfolio purchases 1 The relief refinance mortgage initiative is Freddie Mac’s implementation of the
Home Affordable Refinance Program (HARP). Under the program, the company allows eligible borrowers who have mortgages with high current LTV ratios to refinance their mortgages without obtaining new mortgage insurance in excess of what was already in place. HARP is targeted at borrowers with current
LTV ratios above 80%; however, Freddie Mac’s relief refinance initiative also allows borrowers with LTV ratios at or below 80% to participate. 1 1

26 Credit quality of single-family credit guarantee portfolio purchases 1 Original LTV ratios are calculated as the unpaid principal balance (UPB) of the mortgage Freddie Mac guarantees including the credit-enhanced portion, divided by the lesser of the appraised value of the property at the time of mortgage origination or the mortgage borrower’s purchase price. Second liens not owned or guaranteed by Freddie Mac are excluded from the LTV ratio calculation.
The existence of a second lien mortgage reduces the borrower’s equity in the home and, therefore, can increase the risk of default. 2 Credit score data is based on FICO scores at the time of origination and may not be indicative of the borrowers’ creditworthiness at March 31, 2013. FICO scores can range between approximately 300 to 850 points. 3 HARP is the portion of the company’s relief refinance initiative targeted at borrowers with current LTV ratios above 80%.
In April 2013, HARP was extended by two years to December 31, 2015.

Single-family 1Q 2013 credit losses and REO by region and state

		Total Portfolio UPB [1]		Seriously Delinquent Loans			REO Acquisitions & Balance [4]			Credit Losses [5]	
		($ Billions)	% of Total	UPB [2] ($ Millions)	% of Total	Serious Delinquency Rate [3] (%)	1Q 2013 Acquisitions ($ Millions)	REO Inventory ($ Millions)	% of Total Inventory	($ Millions)	% of Total
	Region [6]										
1	West	$457	28%	$12,926	23%	2.45%	$529	$1,316	18%	$705	34%
2	Northeast	424	26	18,517	32	3.71%	287	943	13	209	10
3	North Central	292	18	7,589	13	2.30%	758	2,695	36	453	22
4	Southeast	275	17	15,180	27	4.61%	804	1,754	24	616	30
5	Southwest	192	11	3,014	5	1.57%	246	686	9	80	4
6	Total	$1,640	100%	$57,226	100%	3.03%	$2,624	$7,394	100%	$2,063	100%
	State										
7	California	$267	16%	$6,128	11%	1.97%	$240	$652	9%	398	19
8	Florida	94	6	10,782	19	9.11%	480	915	12	473	22
9	Illinois	83	5	3,719	6	3.75%	280	970	13	217	11
10	Washington	56	3	2,055	3	3.23%	96	209	3	67	3
11	Michigan	46	3	808	1	1.69%	133	635	9	72	4
12	Arizona	40	2	933	2	2.01%	100	211	3	89	4
13	Nevada	16	2	1,530	3	7.17%	35	62	1	115	6
14	All other	1,038	63	31,271	55	2.62%	1,260	3,740	50	632	31
15	Total	$1,640	100%	$57,226	100%	3.03%	$2,624	$7,394	100%	$2,063	100%

1 Based on the unpaid principal balance (UPB) of the single-family credit guarantee portfolio at March 31, 2013.

2 UPB amounts exclude $527 million of Other Guarantee Transactions since these securities are backed by non-Freddie Mac issued securities for which loan characteristic data was not available.

3 Based on the number of loans that are three monthly payments or more past due or in the process of foreclosure.

4 Based on the UPB of loans at the time of REO acquisition.

5 Consist of the aggregate amount of charge-offs, net of recoveries, and REO operations expense for 1Q 2013.

6 Region designation: West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA); Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast (AL, FL, GA, KY, MS, NC, PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); and Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY).

27

Single-family serious delinquency rates by state and region

Freddie Mac

Single-family Serious Delinquency Rates By State[1,2]


Percent
14
12
10
8
6
4
2
0
9.1%
7.2%
6.9%
4.6%
3.8%
3.0%
2.0%
2.0%
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011
3Q 2011
4Q 2011
1Q 2012
2Q 2012
3Q 2012
4Q 2012
1Q 2013
California
Arizona
Florida
Nevada
Illinois
New York
New Jersey
Total

Single-family Serious Delinquency Rates By Region[1,3]


Percent
6
5
4
3
2
1
0
4.6%
3.7%
3.0%
2.4%
2.3%
1.6%
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011
3Q 2011
4Q 2011
1Q 2012
2Q 2012
3Q 2012
4Q 2012
1Q 2013
West
Northeast
North Central
Southeast
Southwest
Total

1 Based on the number of loans that are three monthly payments or more past due or in the process of foreclosure. See "MD&A – RISK MANAGEMENT – Credit Risk – *Mortgage Credit Risk – Single-Family Mortgage Credit Risk – Credit Performance* – Delinquencies" in Freddie Mac's Form 10-Q for the quarter ended March 31, 2013, for information about the company's reported delinquency rates.

2 States presented are those with the highest number of seriously delinquent loans as of March 31, 2013.

3 Region designation: West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA); Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast (AL, FL, GA, KY, MS, NC, PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); and Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY).

28

29 Aging of single-family seriously delinquent loans by judicial and non-judicial states 29 1 Excludes loans underlying single-family Other Guarantee
Transactions since the geographic information is not available to us for these loans. As of March 31, 2013, the states and territories classified as having a judicial foreclosure process consist of: CT, DE, FL, HI, IA, IL, IN, KS, KY, LA, MA, MD, ME, NE, NJ, NM, NY, ND, OH, OK, PA, PR, SC, SD, VI, VT and
WI. All other states are classified as having a non-judicial foreclosure process. Judicial foreclosures are those conducted under the supervision of a court.

30 Single-family credit guarantee portfolio characteristics1 1 Portfolio characteristics are based on the unpaid principal balance (UPB) of the single-family credit guarantee portfolio. Approximately $1 billion in UPB for Other Guarantee Transactions is included in total UPB and percentage seriously delinquent but not included in the calculation of other statistics since these securities are backed by non-Freddie Mac issued securities for which loan characteristic data was not available. 2 For a description of Alt-A, see the “Glossary” in the company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013. 3
Beginning September 1, 2010, the company fully discontinued purchases of interest-only loans. 4 Represents the FICO score of the borrower at loan origination. The company estimates that less than 1% of loans within the portfolio are missing origination FICO scores and as such are excluded. 5 Indicates year of loan origination. Calculated based on the loans remaining in the portfolio as of March 31, 2013, rather than all loans originally guaranteed by the company and originated in the respective year. Each Book Year category represents the percentage of loans referenced in line 1 of the same vertical column. 6
Based on the number of loans that are three monthly payments or more past due or in the process of foreclosure. Note: Individual categories are not mutually exclusive, and therefore are not additive across columns.

31 Single-family credit profile by book year and product feature1 1 Portfolio characteristics are based on the unpaid principal balance (UPB) of the single-
family credit guarantee portfolio. Approximately $1 billion in UPB for Other Guarantee Transactions is included in total UPB and percentage seriously delinquent but not included in the calculation of other statistics since these securities are backed by non-Freddie Mac issued securities for which loan characteristic data was not available. 2 Indicates year of loan origination. Calculated based on the loans remaining in the portfolio as of March 31, 2013, rather than all loans originally guaranteed by the company and originated in the respective year. 3 Represents the average of the borrowers’ FICO scores at origination. The company estimates that less than 1% of loans within the portfolio are missing FICO scores and as such are excluded. 4 Beginning
September 1, 2010, the company fully discontinued purchases of interest-only loans. 5 States presented are those with the highest percentage of credit losses during the three months ended March 31, 2013. 6 Based on the number of loans that are three monthly payments or more past due or in the process of foreclosure.

32 Single-family cumulative foreclosure transfer and short sale rates1 by book year 1 Rates are calculated for each year of origination as the number of loans that have proceeded to foreclosure transfer or short sale and resulted in a credit loss, excluding any subsequent recoveries, divided by the number of loans originated in that year that were acquired in the company’s single-family credit guarantee portfolio. Includes Other Guarantee Transactions where loan characteristic data is available. 2007 2006 2005 2004 2003 2008 2009 2010 2011 2013

33 Total Multifamily (MF) Portfolio Multifamily portfolio composition

34 Multifamily 1Q 2013 new business volume by state1 (%) AL 1.2% AK 0.0% > 5% > 3%—5% < 1% > 1%—3% MF New Business Volume $6.0B AR 0.2%
AZ 3.7% CA 13.1% CO 2.9% CT 0.1% DC 0.2% DE 0.0% FL 12.6% GA 7.2% HI 0.0% IA <0.1% ID 0.0% IL 4.3% IN 0.2% KS 0.3% KY 1.0% LA 0.2%
MD 2.1% ME 0.0% MI 1.2% MN 0.6% MO 0.3% MS 0.2% MT 0.0% NC 2.5% ND 0.0% NE 0.0% NJ 1.8% NM 0.4% NV 1.8% NY 4.7% OH 1.7% OK
0.5% OR 2.6% PA 3.3% RI 0.8% SC 0.6% SD 0.0% TN 0.7% TX 13.5% UT 1.3% VA 8.7% VT 0.0% WA 2.6% WI 0.3% WV 0.0% WY 0.1% NH 0.0% 34
1 Based on the unpaid principal balance (UPB) of the multifamily loan purchases and issuance of other guarantee commitments. MA 0.7%

35 Multifamily mortgage portfolio UPB concentration by state1 AL 0.9% AK 0.0% MF Mortgage Portfolio $129.0B2 As of March 31, 2013 AR 0.3% AZ
2.3% CA 16.3% CO 3.1% CT 0.9% DC 0.8% DE 0.2% FL 7.0% GA 4.8% HI 0.2% IA 0.2% ID 0.1% IL 2.6% IN 0.6% KS 0.9% KY 0.5% LA 0.8% MA
1.9% MD 5.2% ME <0.1% MI 1.0% MN 1.3% MO 1.1% MS 0.4% MT <0.1% NC 2.8% ND 0.1% NE 0.5% NJ 2.4% NM 0.3% NV 1.4% NY 8.3% OH 1.9%
OK 0.5% OR 0.8% PA 2.4% RI 0.2% SC 1.0% SD 0.1% TN 1.4% TX 12.6% UT 0.6% VA 5.4% VT 0.0% WA 3.2% WI 0.6% WV 0.1% WY <0.1% NH
0.1% 35 1 Percentage based on the unpaid principal balance (UPB) of unsecuritized mortgage loans, other guarantee commitments, and collateral underlying both Freddie Mac guaranteed mortgage-related securities and related unguaranteed K Certificates. 2 Consists of the UPB of unsecuritized multifamily loans, other guarantee commitments, and guaranteed Freddie Mac mortgage-related securities. Excludes the UPB associated with unguaranteed K Certificates.

36 Multifamily mortgage portfolio by attribute1 1 Based on the unpaid principal balance (UPB) of the multifamily mortgage portfolio. 2 Based on the UPB of mortgages two monthly payments or more past due or in the process of foreclosure. 3 Based on either: (a) the year of acquisition, for loans recorded on the company’s consolidated balance sheets; or (b) the year that the company issued its guarantee, for the remaining loans in its multifamily mortgage portfolio. 4
Presents the six states with the highest UPB at March 31, 2013.

37 Multifamily mortgage portfolio by attribute, continued1 1 Based on the unpaid principal balance (UPB) of the multifamily mortgage portfolio. 2 Based on the UPB of mortgages two monthly payments or more past due or in the process of foreclosure. 3 DSCR—Debt Service Coverage Ratio—is an indicator of future credit performance for multifamily loans. DSCR estimates a multifamily borrower’s ability to service its mortgage obligation using the secured property’s cash flow, after deducting non-mortgage expenses from income. The higher the DSCR, the more likely a multifamily borrower will be able to continue servicing its mortgage obligation.

38 0.06% Multifamily market and Freddie Mac delinquency rates Percent 1 See “MD&A—RISK MANAGEMENT—Credit Risk—Mortgage Credit Risk—
Multifamily Mortgage Credit Risk “ in Freddie Mac’s Form 10-K for the year ended December 31, 2012, for information about the company’s reported multifamily delinquency rate. The multifamily delinquency rate at March 31, 2013 was 0.16%. Source: Freddie Mac, FDIC Quarterly Banking Profile,
TREPP (CMBS multifamily 60+ delinquency rate, excluding REOs), American Council of Life Insurers (ACLI). Non-Freddie Mac data is not yet available for the first quarter of 2013. 38 9.94% 1.56% 0.19% 1

39 Safe Harbor Statements Freddie Mac obligations Freddie Mac’s securities are obligations of Freddie Mac only. The securities, including any interest or return of discount on the securities, are not guaranteed by and are not debts or obligations of the United States or any federal agency or instrumentality other than Freddie Mac. No offer or solicitation of securities This presentation includes information related to, or referenced in the offering documentation for, certain Freddie Mac securities, including offering circulars and related supplements and agreements. Freddie Mac securities may not be eligible for offer or sale in certain jurisdictions or to certain persons. This information is provided for your general information only, is current only as of its specified date and does not constitute an offer to sell or a solicitation of an offer to buy securities. The information does not constitute a sufficient basis for making a decision with respect to the purchase or sale of any security. All information regarding or relating to Freddie Mac securities is qualified in its entirety by the relevant offering circular and any related supplements. Investors should review the relevant offering circular and any related supplements before making a decision with respect to the purchase or sale of any security. In addition, before purchasing any security, please consult your legal and financial advisors for information about and analysis of the security, its risks and its suitability as an investment in your particular circumstances. Forward-looking statements
Freddie Mac’s presentations may contain forward-looking statements, which may include statements pertaining to the conservatorship, the company’s current expectations and objectives for its efforts under the MHA Program, the servicing alignment initiative and other programs to assist the U.S. residential mortgage market, future business plans, liquidity, capital management, economic and market conditions and trends, market share, the effect of legislative and regulatory developments, implementation of new accounting guidance, credit losses, internal control remediation efforts, and results of operations and financial condition on a GAAP, Segment Earnings and fair value basis. Forward-looking statements involve known and unknown risks and uncertainties, some of which are beyond the company’s control. Management’s expectations for the company’s future necessarily involve a number of assumptions, judgments and estimates, and various factors, including changes in market conditions, liquidity, mortgage-to-debt option-adjusted spread, credit outlook, actions by FHFA, Treasury, the Federal Reserve, the SEC, HUD, other federal agencies, the Administration and Congress, and the impacts of legislation or regulations and new or amended accounting guidance, could cause actual results to differ materially from these expectations. These assumptions, judgments, estimates and factors are discussed in the company’s Annual Report on Form 10-K for the year ended December 31, 2012, Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 and Current Reports on Form 8-K, which are available on the Investor Relations page of the company’s Web site at
www.FreddieMac.com/investors and the SEC’s Web site at www.sec.gov. The company undertakes no obligation to update forward-looking statements it makes to reflect events or circumstances after the date of this presentation.